BROOKFIELD GLOBAL LISTED REAL ESTATE FUND
Schedule of Investments (Unaudited)
September 30, 2019

	Shares	Value
COMMON STOCKS - 98.0%
AUSTRALIA - 3.7%
Diversified - 3.7%
Dexus	2,587,352	$20,840,461
The GPT Group	5,313,910	22,097,421
Total Diversified		42,937,882
Total AUSTRALIA		42,937,882
CANADA - 4.1%
Industrial - 2.5%
Granite Real Estate Investment Trust	612,463	29,655,811
Office - 1.6%
Allied Properties Real Estate Investment Trust	449,746	18,185,375
Total CANADA		47,841,186
CHINA - 0.7%
Office - 0.7%
SOHO China Ltd.	27,594,322	7,888,955
Total CHINA		7,888,955
FRANCE - 1.0%
Office - 1.0%
Gecina SA	73,468	11,543,533
Total FRANCE		11,543,533
GERMANY - 3.6%
Office - 1.5%
alstria office REIT-AG	1,024,652	17,573,360
Residential - 2.1%
Vonovia SE	481,661	24,437,249
Total GERMANY		42,010,609
HONG KONG - 6.9%
Diversified - 5.5%
CK Asset Holdings Ltd.	3,338,678	22,619,852
Sun Hung Kai Properties Ltd.	1,864,131	26,788,946
Wharf Real Estate Investment Company Ltd.	2,826,594	15,437,483
Total Diversified		64,846,281
Office - 1.4%
Hongkong Land Holdings Ltd.	2,866,791	16,117,715
Total HONG KONG		80,963,996
JAPAN - 12.9%
Industrial - 3.1%
GLP J-REIT	18,556	24,609,761
LaSalle Logiport REIT	8,181	11,718,915
Total Industrial		36,328,676
Office - 7.0%
Kenedix Office Investment Corp.	809	6,392,531
Mitsubishi Estate Company Ltd.	1,674,403	32,377,139
Mitsui Fudosan Company Ltd.	1,382,352	34,402,761
Sekisui House Reit, Inc.	10,258	9,202,283
Total Office		82,374,714
Residential - 2.8%
Advance Residence Investment Corp.	3,625	11,905,298
Kenedix Residential Next Investment Corp.	6,403	12,629,763
Nippon Accommodations Fund, Inc.	1,349	8,402,875
Total Residential		32,937,936
Total JAPAN		151,641,326
SINGAPORE - 4.8%
Diversified - 2.1%
City Developments Ltd.	3,444,757	24,504,615
Office - 2.7%
CapitaLand Commercial Trust	15,461,477	23,167,102
Keppel REIT	9,659,056	8,805,161
Total Office		31,972,263
Total SINGAPORE		56,476,878
SPAIN - 0.7%
Diversified - 0.7%
Merlin Properties Socimi SA	636,520	8,886,697
Total SPAIN		8,886,697
UNITED KINGDOM - 7.0%
Industrial - 3.3%
Segro PLC	1,072,270	10,689,880
Tritax Big Box REIT PLC	9,656,072	17,759,451
Tritax EuroBox PLC (e)	9,200,877	10,724,744
Total Industrial		39,174,075
Office - 2.6%
Derwent London PLC	433,816	17,988,154
Great Portland Estates PLC	1,361,481	12,560,608
Total Office		30,548,762
Retail - 1.1%
Hammerson PLC	3,519,821	12,266,873
Total UNITED KINGDOM		81,989,710
UNITED STATES - 52.6%
Datacenters - 2.5%
CyrusOne, Inc.	64,493	5,101,397
Digital Realty Trust, Inc.	159,800	20,743,638
QTS Realty Trust, Inc.	78,608	4,041,237
Total Datacenters		29,886,272
Healthcare - 11.9%
HCP, Inc.	740,562	26,386,224
Omega Healthcare Investors, Inc.	569,030	23,779,764
Physicians Realty Trust	1,473,547	26,155,459
Ventas, Inc.	482,577	35,242,598
Welltower, Inc.	306,986	27,828,281
Total Healthcare		139,392,326
Hotel - 2.2%
Park Hotels & Resorts, Inc.	573,785	14,327,412
Ryman Hospitality Properties, Inc.	141,746	11,596,240
Total Hotel		25,923,652
Industrial - 4.0%
Americold Realty Trust	618,977	22,945,477
Prologis, Inc.	274,300	23,375,846
Total Industrial		46,321,323
Net Lease - 5.9%
MGM Growth Properties LLC	586,238	17,616,452
Spirit Realty Capital, Inc.	121,200	5,800,632
VEREIT, Inc.	2,351,285	22,995,567
VICI Properties, Inc.	1,013,674	22,959,716
Total Net Lease		69,372,367
Office - 9.0%
Alexandria Real Estate Equities, Inc.	94,900	14,618,396
Cousins Properties, Inc.	332,850	12,511,831
Douglas Emmett, Inc.	317,324	13,590,987
Highwoods Properties, Inc.	501,021	22,515,884
Hudson Pacific Properties, Inc.	125,499	4,199,197
Kilroy Realty Corp.	487,318	37,957,199
Total Office		105,393,494
Residential - 9.8%
AvalonBay Communities, Inc.	174,900	37,661,217
Equity Residential	272,700	23,523,102
Essex Property Trust, Inc.	71,149	23,240,821
Mid-America Apartment Communities, Inc.	236,206	30,709,142
Total Residential		115,134,282
Retail - 3.5%
Regency Centers Corp.	348,900	24,245,061
Simon Property Group, Inc.	109,633	17,064,376
Total Retail		41,309,437
Self Storage - 3.8%
CubeSmart	333,700	11,646,130
Public Storage	133,100	32,645,437
Total Self Storage		44,291,567
Total UNITED STATES		617,024,720
Total COMMON STOCKS
(Cost $986,770,418)		1,149,205,492
Total Investments - 98.0%
(Cost $986,770,418)		1,149,205,492
Other Assets in Excess of Liabilities - 2.0%		23,217,493
TOTAL NET ASSETS - 100.0%		$1,172,422,985

LLC - Limited Liability Company
(e) - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2019, the total value of all such securities was $10,724,744 or 0.9% of net assets.

Notes to Schedule of Investments (Unaudited)

Valuation of Investments: The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -
quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser’s Valuation Committee uses in determining fair value. If the Adviser’s Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service providers who are subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of September 30, 2019:

Brookfield Global Listed Real Estate Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$-	$42,937,882	$-	$42,937,882
Canada	47,841,186	-	-	47,841,186
China	-	7,888,955	-	7,888,955
France	-	11,543,533	-	11,543,533
Germany	-	42,010,609	-	42,010,609
Hong Kong	-	80,963,996	-	80,963,996
Japan	24,609,761	127,031,565	-	151,641,326
Singapore	-	56,476,878	-	56,476,878
Spain	-	8,886,697	-	8,886,697
United Kingdom	-	81,989,710	-	81,989,710
United States	617,024,720	-	-	617,024,720
Total	$689,475,667	$459,729,825	$-	$1,149,205,492

For further information regarding security characteristics of the Fund, see the Schedule of Investments.